UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2014


                             PERKINS OIL & GAS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                      333-186286              45-5361669
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)         Identification Number)

             P.O. Box 21
              Bonita, CA                                         91908
(Address of Principal Executive Offices)                       (Zip Code)

                                 (619) 247-9630
              (Registrant's Telephone Number, Including Area Code)

           1445 Marpole Avenue #409
                  Vancouver, BC                                 V6H 1S5
(Former Address of Principal Executive Offices)                (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 30, 2014, J. Michael Page resigned as President, Corporate Secretary, Chief Financial Officer (CFO), Chief Executive Officer (CEO) and Director of the Company. Additionally, effective June 30, 2014, Howard H. Hendricks was appointed President, Corporate Secretary, Chief Financial Officer (CFO), Chief Executive Officer (CEO) and Director of the Company.

Mr. Hendricks owns 70% of the issued and outstanding common stock of the Company.

Mr. Hendricks has been an independent certified public accountant for the past 10 years. He received his Bachelor of Science degree from San Diego State University in 1961 and his Masters degree in Business Administration from San Bernardino University in 1978.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERKINS OIL & GAS, INC.


Dated: July 2, 2014                 By: /s/ Howard H. Hendricks
                                        ----------------------------------------
                                    Name:  Howard H. Hendricks
                                    Title: President

                                       2